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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 11, 2000



                    CENTRAL FINANCIAL ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)



             DELAWARE                                    95-4574983
  (State or other jurisdiction of                     (I.R.S. employer
   incorporation or organization)                   identification number)



                            5480 EAST FERGUSON DRIVE
                           COMMERCE, CALIFORNIA 90022
              (Address of principal executive offices and zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (323) 720-8600




                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not Applicable.

ITEM 5. OTHER EVENTS.

        Central Financial Acceptance Corporation ("CFAC," or "Company") had an outstanding line of credit with Wells Fargo, N.A., which was set to expire on August 15, 2000. The Company determined that it was in its best interests to restructure its financing arrangements prior to the expiration of the Wells Fargo line of credit.

        Accordingly, on August 11, 2000, CFAC, as sole shareholder of the following entities, contributed 100% of the outstanding stock of: (a) Central Check Cashing, Inc., a California corporation ("CCCI"); (b) Central Financial Acceptance Corporation Accident & Health Reinsurance Limited, a Turks & Caicos Islands exempt company ("A&H"); and (c) Central Finance Reinsurance, Ltd., a Turks & Caicos Islands exempt company ("Ltd.") to CFAC's wholly owned subsidiary, Central Consumer Finance Company, a Delaware corporation ("CCFC"), in connection with a new line of credit with several lenders, including Union Bank of California, N.A. as agent. As collateral for the line of credit, CCFC pledged the stock of CCCI, A&H and Ltd. as well as the stock of its other wholly owned subsidiary, Central Consumer Company of Nevada, a Nevada corporation ("CCCN").

        In connection with the line of credit, CFAC entered into a pledge agreement with Union Bank relating to CFAC's ownership of CCFC's stock and both CCCI and CCCN executed a guaranty.

        All outstanding amounts under the Wells Fargo line of credit were repaid through the new line of credit and the Wells Fargo line of credit was terminated.

        On September 29, 2000, stockholders owing a majority of the outstanding common stock approved a Plan of Complete Dissolution, Liquidation and Distribution, as adopted by the Board of Directors (the "Plan"), under which the operations of CFAC have been separated into two subsidiaries: Hispanic Express, Inc. and Banner Central Finance Company, whose outstanding common shares will be distributed to each CFAC shareholder on a yet to be determined liquidation date.
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        In connection therewith, CFAC has submitted to the Securities and
Exchange Commission (the "Commission"), an Information Statement covering pertinent business and financial information required to be filed prior to CFAC effecting its dissolution and liquidation and distributing its net assets to its stockholders. Upon receiving appropriate clearance from the Commission, CFAC will determine the liquidation date under the Plan. A press release is attached hereto and incorporated herein.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        Not Applicable.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) FINANCIAL STATEMENTS

                Not Applicable.

        (b) PRO FORMA FINANCIAL INFORMATION

                Not Applicable.

        (c) EXHIBITS

                        10.43 Credit Agreement dated as of August 11, 2000 among Central Consumer Finance Company, the named Lenders and Union Bank of California, N.A. as Agent

                        10.44 Pledge Agreement dated as of August 11, 2000 among Central Financial Acceptance Corporation and Union Bank of California, N.A. as Agent

                        10.45 Guaranty dated as of August 11, 2000 among Central Check Cashing, Inc., Central Consumer Company of Nevada, and Union Bank of California, N.A. as Agent

                        10.46 Security Agreement dated as of August 11, 2000 among Central Consumer Finance Company, Central Check Cashing, Inc., Central Consumer Company of Nevada and Union Bank of California, N.A. as Agent

                        99.1    Press Release dated October 2, 2000

ITEM 8. CHANGE IN FISCAL YEAR

        Not Applicable

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

        Not Applicable.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CENTRAL FINANCIAL ACCEPTANCE CORPORATION
                                       (Registrant)



Date: October 5, 2000                  By:  /s/  Gary M. Cypres
                                           -------------------------------------
                                           Gary M. Cypres
                                           President and Chief Executive Officer
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                                  EXHIBIT INDEX


10.43 Credit Agreement dated as of August 11, 2000 among Central Consumer Finance Company, the named Lenders and Union Bank of California, N.A. as Agent

10.44 Pledge Agreement dated as of August 11, 2000 among Central Financial Acceptance Corporation and Union Bank of California, N.A. as Agent

10.45 Guaranty dated as of August 11, 2000 among Central Check Cashing, Inc., Central Consumer Company of Nevada, and Union Bank of California, N.A. as Agent

10.46 Security Agreement dated as of August 11, 2000 among Central Consumer Finance Company, Central Check Cashing, Inc., Central Consumer Company of Nevada and Union Bank of California, N.A. as Agent

99.1    Press Release dated October 2, 2000